Loss Per Share	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Loss Per Share
11	Loss per share
Loss per share for the six months ended June 30, 2021 reflects the exchange ratio to receive 1.3032888 GHL ordinary shares for each GHI share as part of the Reverse Recapitalization (see Note 1). The following table sets forth the computation of basic and diluted loss per share attributable to ordinary shareholders for the six months ended June 30, 2022 and (in $ millions, except share amounts which are reflected in thousands, and per share amounts):

	For six months ended June 30
	2022	2021
	$	$

Loss for the year	(1,007)	(1,467)
Add: Loss attributable to non-controlling interests	37	42

Loss for the year attributable to ordinary shareholders	(970)	(1,425)
Basic and diluted weighted-average ordinary shares outstanding	3,793,892	236,264
Basic loss per share attributable to ordinary shareholders	(0.26)	(6.03)
Diluted loss per share attributable to ordinary shareholders	(0.26)	(6.03)
As the Group incurred net losses for the six months ended June 30, 2022 and 2021 basic loss per share was the same as diluted loss per share.
The following potentially dilutive outstanding securities (reflected in thousands of GHL ordinary shares) were excluded from the computation of diluted loss per ordinary share either because their effects would have been antidilutive for the six months ended June 2022 and 2021, or are contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	For six months ended June 30
	2022	2021
Convertible redeemable preference shares	—	2,927,121
Warrants	26,000	—
Restricted ordinary shares (Note 7)	21,635	32,452
Share options (Note 9)	58,596	54,841
RSUs (Note 9)	137,630	67,588
Options to swap the shares in GHL subsidiaries for GHL Class A Ordinary Shares	77,040	34,893

Total	320,901	3,116,895